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                                                                    EXHIBIT 10.1
                       CONTRACT FOR THE PURCHASE AND SALE
                                 OF REAL ESTATE
                                ASPEN, COLORADO


                                 March 20, 2003


         1. AGREEMENT. SARDY HOUSE, LLC, a Colorado limited liability company, ("Buyer") hereby agrees to purchase the following described property ("Property") and the undersigned owner, NORTH AND SOUTH ASPEN, LLC, a Colorado limited liability company, ("Seller") hereby agrees to sell the Property on the terms and conditions stated herein:

         ALL OF LOTS P, Q, R AND S AND LOTS F, G, H, AND I LESS THE NORTHERLY 75 FEET THEREOF AND THAT PART OF THE VACATED ALLEY BOUNDED BY THE EXTENSION OF THE EASTERLY LOT LINES OF LOTS I AND S AND THE WESTERLY LOT LINES OF LOTS F AND P, ALL IN BLOCK 66, CITY AND TOWNSITE OF ASPEN, COUNTY OF PITKIN, STATE OF COLORADO, TOGETHER WITH ALL IMPROVEMENTS THEREON AND SUBJECT TO ALL EASEMENTS, RIGHTS-OF-WAY RESERVATIONS, AND OTHER ENCUMBRANCES OF RECORD.

     2. CONSIDERATION. As consideration for the conveyance of the Property and the Inclusions described below, Buyer shall issue to Seller 25 membership interests in Sardy House, LLC, which interests represent 100% of the membership interests in and ownership of Sardy House, LLC.

     3. INCLUSIONS. In addition to the Property, Seller shall convey to Buyer all of its right, title and interest in and to the furniture, furnishings, fixtures, equipment, inventory, supplies, trade names, telephone numbers, bank accounts, cash on hand, deposits of any nature, accounts receivable and any other tangible and intangible personal property held, owned or used by Seller in its operation of the Sardy House and Jack's Restaurant in Aspen, Colorado.

     4. CLOSING.

         (a) DATE. The date of closing shall be the date for delivery of deed as provided in Paragraph 7(b), below. The place of closing shall be at the offices of Land Title Guarantee Company, in Aspen, Colorado.

         (b) SPECIAL WARRANTY DEED. Subject to tender of the membership interests as above provided and compliance by Buyer with all other terms and provisions hereof, Seller agrees to convey to Buyer title to the Property by a good and sufficient special warranty deed and to convey the Inclusions by bill of sale and assignment at closing. The closing date of this Contract shall be on or before March 27, 2003.


         (c) TAXES AND ASSESSMENTS. General property taxes for the year of closing, based on Seller's best estimate based on discussions with the Pitkin County


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                  Assessors' Office, and assessments, if any, shall be
                  apportioned to date of delivery of deed, and shall be deemed a final settlement.

         (d) POSSESSION. Possession of the Property shall be delivered to Buyer on date of delivery of deed.

         5. CLOSING COSTS. At closing, Buyer pay all customary closing costs. Buyer shall also pay the documentary fee, the tax certificate, all recording fees for the deed of conveyance and Buyer financing documents, if any, and any endorsement to the title policy requested by Buyer.

         6. ASSUMPTION OF LIABILITIES. On the closing date, Buyer shall and hereby agrees to assume all of the liabilities of Seller arising from its ownership of the Property and its operation of the Sardy House and Jack's Restaurant whether occurring before or after closing.

         7. WESTSTAR BANK LOAN - OBLIGATION OF PARTIES. Buyer and Seller, as co-borrowers, intend to obtain a loan from WestStar Bank in Aspen, Colorado, in the principle amount of $4,000,000.00 to be secured by a first priority deed of trust on the Property. Block 66, LLC, as the Manager of Buyer, is authorized and directed to complete the loan transaction and to disburse and expend the proceeds thereof to (i) pay off existing debt secured by the Property, (ii) to pay all costs association with a renovation of the Sardy House in accordance with plans to be approved by Buyer and Seller, and (ii) to pay all costs associated with the registration of the membership interests of Sardy House, LLC as publicly offered securities and, in conjunction therewith, obtaining a "no action letter" from the Securities and Exchange Commission for a program to market such securities as well as costs associated with such marketing effort. Seller agrees to repay the WestStar Bank loan from the proceeds of the future sale of its membership interest securities to the repayment of the WestStar Bank loan and shall reimburse Buyer from such proceeds for any payments made by Buyer on or in connection with said loan prior to its payoff. This provision shall survive and shall be enforceable by the parties following closing.

         8. TIME OF ESSENCE.  Time is of the essence hereof.

         9. DEFAULT BY BUYER. If the consideration is not tendered when due, or if Buyer shall fail to consummate the purchase of the Property for any reason other than: (a) failure of title; or (b) material default hereunder by Seller, Seller may elect to treat the Contract as terminated.

         10. DEFAULT BY SELLER. In the event Seller shall fail to consummate the sale for any reason except Buyer's default, this Contract shall be deemed terminated.

         11. ENTIRE AGREEMENT. This Contract and any addenda, amendments or supplements hereto, if any, constitute the entire contract between the parties.

         12. NOTICES. All notices, elections and/or demands required shall be made in writing and, along with all other documents being furnished or sent, shall be deemed received three (3) days from the day on which such are deposited in the United States Mail, Certified or Registered, postage prepaid and addressed to Seller or to Buyer at the respective addresses given in this Contract, or to Buyer's attorney, if one is specified below. Said written notices and demands




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may also be made by personal delivery to either party or their attorney. Any and all notices, elections, demands or other documents sent via Federal Express shall be deemed received the next day after they are sent to either party or their attorney.

         13. BINDING EFFECT. This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, and shall be construed in accordance with and governed by the laws of the State of Colorado. This Contract contains the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior agreements, writings, representations, and negotiations relating thereto. Finally, this Contract may not be amended or modified except by an instrument in writing signed by all of the parties.

THIS CONTRACT IS EXECUTED BY BUYER THIS 20TH DAY OF MARCH, 2003.

BUYER:

SARDY HOUSE, LLC,
a Colorado limited liability company

By:      Block 66, LLC, its Manager


By:      /S/ FRANK S. PETERS
     ------------------------------------------------
         Frank Peters, Manager

BUYER INFORMATION:
128 E. Main
Aspen, Colorado 81611

SELLER ACCEPTS THIS CONTRACT THIS 20TH DAY OF MARCH, 2003.

SELLER:

NORTH & SOUTH ASPEN, LLC
a Colorado limited liability company


By:      /S/ DANIEL D. DELANO
     ------------------------------------------------
         Daniel Delano, Manager

SELLER INFORMATION:
200 S. Aspen
Aspen, Colorado 81611



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